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                             Defined Asset Funds(R)

                              Select Series 2000 A

                     Income & Growth Quantitative Research

                      The Select S&P Industrial Portfolio

Take Indexing to Another Level . . .
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Indexing - it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds (R) Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index* for a combination of capital appreciation potential and current dividend income.

This value-oriented Portfolio seeks total return through a contrarian strategy of selecting 15 Index stocks, with high dividend yields.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. At that time, you can roll your proceeds into the next Portfolio (if available) at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Select S&P Industrial Portfolio - 2000 Series A (+)

Name of Issuer                          Ticker Symbol    Current Dividend Yield

 1. ConAgra, Inc.                            CAG                  4.82%

 2. The May Department Stores Company        MAY                  3.60

 3. Newell Rubbermaid, Inc.                  NWL                  3.45

 4. Emerson Electric Company                 EMR                  2.94

 5. Albertson's, Inc                         ABS                  2.78

 6. Air Products and Chemicals, Inc.         APD                  2.65

 7. Bestfoods                                BFO                  2.40

 8. Abott Laboratories                       ABT                  2.35

 9. Pitney Bowes, INC.                       PBI                  2.27

10. Hershey Foods Corporation                HSY                  2.25

11. Textron, Inc.                            TXT                  2.17

12. ALLTEL Corporation                       AT                   2.14

13. The Clorox Company                       CLX                  2.02

14. Anheuser-Busch Companies, Inc.           BUD                  1.93

15. Rohm and Haas Company                    ROH                  1.82

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.*

(+) Initial date of deposit - February 24, 2000.

(++) Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on February 23, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.


Past Performance of Prior Select S&P Industrial Portfolios Past performance is no guarantee of future results.

Series From Inception Trough 12/31/99         Most Recently Completed Portfolio
       (including annual rollovers)

Inception   Series    Return                  Period            Series   Return

1/22/97       A         8.02%            2/9/98 - 3/19/99          A      5.92%
2/24/97       B         7.91             3/23/98 - 4/23/99         B      6.13
4/21/97       C         9.72             4/27/98 - 6/4/99          C     12.29
6/9/97        D         1.32             6/15/98 - 7/23/99         D      7.93
7/21/97       E         0.99             7/27/98 - 8/27/99         E      1.39
9/8/97        F         7.51             9/14/98 - 10/15/99        F     -1.91
10/20/97      G         2.73             10/26/98 - 12/3/99        G      5.03
12/2/97       H         -0.30            12/2/97 - 1/8/99          H     17.47
1/8/98        J         -1.21            1/8/98 - 2/8/99           J     10.13

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect deduction of maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Avoid the teachings of speculators whose judgments are not confirmed by experience. Leonardo da Vinci

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a subset for the S&P 500 Index* that includes only industrial stocks. We then remove any stocks that are also in the Dow Jones Industrial Average*
    (DJIA).

2. Quality Screen: We only consider stocks that are ranked "A+" or "A" by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from "A+" for the highest ranked stocks to "D" for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds, and are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less-liquid issues.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group we select the 15 highest dividend-yielding stocks for the Portfolio, whose prices may be undervalued.

* "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.


Hypothetical Past Performance of the Strategy (not any Portfolio) Growth of $10,000 Invested Over 25 Years - 1/1/75 Through 12/31/99

Strategy(SS)     $566,204          S&P 500 Index              $508,254
DJIA             $477,202          S&P Industrial Index       $524,342

Growth of $10,000 Invested Over 27 Years - 1/1/73 Through 12/31/99

[A mountain chart with dates on the x-axis and $ on the y-axis, depicts the performance of the DJIA, S&P 500 Index, S&P Industrial Index, and Strategy
(net of sales charges and expenses) (SS), respectively, as follows, with a total return of 12/31/99:

     $318,656, $318,932, $328,907, $431,122.]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 10, the S&P 500 Index in 11 and S&P Industrial Index in 10 of the last 27 years.

Annual Total Returns

Year  Strategy(ss)  DJIA   S&P 500 S&P Industrial   Year     Strategy(ss)   DJIA      S&P 500   S&P Industrial

                            Index      Index                                           Index          Index

1973   -20.13%    -13.21%  -14.66%    -14.61%       1987      2.52          6.02        5.67         9.13
1974    -5.35     -23.14   -26.47     -26.54        1988     42.04         15.95       16.58        15.80
1975    40.63      44.40    36.92      36.78        1989     35.40         31.71       31.11        29.30
1976    30.89      22.72    23.53      22.59        1990      0.96         -0.57       -3.20        -0.84
1977    -6.53     -12.71    -7.19      -8.20        1991     27.06         23.93       30.51        30.39
1978     6.06       2.69     6.39       7.50        1992     11.50          7.34        7.67         5.63
1979    26.47      10.52    18.02      18.40        1993      2.28         16.72        9.97         8.90
1980    18.23      21.41    31.50      32.98        1994     11.41          4.95        1.30         3.75
1981     7.67      -3.40    -4.83      -6.69        1995     36.68         36.48       37.10        34.26
1982    25.87      25.79    20.26      20.14        1996     12.25         28.57       22.69        22.70
1983    24.72      25.68    22.27      22.79        1997     33.34         24.78       33.10        30.80
1984    12.34       1.06     5.95       4.09        1998     15.10         18.00       28.34        33.43
1985    29.98      32.78    31.43      30.08        1999    -13.10         27.01       20.89        25.66
1986    28.78      26.91    18.37      18.54        Average 14.96%         13.68%      13.68%       13.81%


Average Annual Total Returns

For periods ending 12/31/99  3 year   5 year  10 year  15 year  20 year  25 year
Strategy(ss)                  9.80%   15.23%  12.69%   17.28%   17.34%   17.52%
DJIA                         23.20    26.83   18.19    19.52    17.95    16.72
S&P 500 Index                27.34    28.28   18.07    18.78    17.64    17.02
S&P Industrial Index         29.92    29.29   18.75    19.26    17.86    17.16

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

(ss) Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

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EQUITY INVESTOR FUNDS

Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Institutional Holdings Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio

Concept Series

Baby Boom Economy Portfolios[SM]
Energy Portfolio
Financial Service Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.

Take a Step Beyond!

You can get started today with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices will not decrease or that the Portfolio will outperform the Indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices will change.

o Stocks are chosen for characteristics such as value and quality, which may be at odds with those of the stocks driving the market at a given time.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%, deducted over the last ten months of the Portfolio.

                                    As a % of Public      Amount Per
                                    Offering Price        1,000 Units

Initial Sales Charge                    1.00%                 $10.00
Deferred Sales Charge                   1.50%                 $15.00
Maximum Sales Charge                    2.50%                 $25.00

Creation and Development Fee
(as a % of net assets)                  0.250%                $2.48

Estimated Annual Expenses
(as a % of net assets)                  0.215%                $2.12

Estimated Organization Costs                                  $1.13

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor

Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

    Amount                           Total Sales Charge as a % of
    Purchased                        Public Offering Price

Less than $50,000                              2.50%
$50,000 to $99,999                             2.25
$100,000 to $249,999                           1.75
$250,000 to $999,999                           1.50
$1,000,000 or more                             0.75

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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(c) 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.